Exhibit 99.2

Financial Supplement

Third Quarter 2011

(Unaudited)

World Headquarters	Internet address	Contacts:
1370 Timberlake Manor Parkway	www.rgare.com	Jack B. Lay
Chesterfield, Missouri 63017		Senior Executive Vice President
U.S.A.		and Chief Financial Officer
Phone: (636) 736-7000
e-mail: jlay@rgare.com

John Hayden
Sr. Vice President
Controller & Investor Relations
Phone: (636) 300-8828
e-mail: jhayden@rgare.com

Current Ratings
	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company Limited	AA-	NR	NR
RGA Global Reinsurance Company Limited	AA-	NR	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A-	a-	Baa1

Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Quarterly Financial Supplement

Reinsurance Group of America, Incorporated

Financial Supplement

3rd Quarter 2011

Quarterly Financial Supplement

Reinsurance Group of America, Incorporated

Financial Supplement

This Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated with the SEC.

Non-GAAP Disclosures

RGA uses a non-GAAP financial measure called operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the company’s continuing operations, primarily because that measure excludes the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the company’s underlying businesses. Additionally, operating income excludes any net gain or loss from discontinued operations and the cumulative effect of any accounting changes, which management believes are not indicative of the company’s ongoing operations. The definition of operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to pre-tax operating income (loss) is presented herein.

RGA evaluates its stockholder equity position excluding the impact of Accumulated Other Comprehensive Income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.

Additionally, RGA uses a non-GAAP financial measure called operating return on equity, which is calculated as operating income divided by average shareholder’s equity excluding AOCI.

Quarterly Financial Supplement	Page 1

Reinsurance Group of America, Incorporated

Financial Highlights

(USD thousands, except inforce & per share data)	Three Months Ended or As of					Current Qtr vs. PY Quarter	Year-to-Date
	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010		Sept. 30, 2011	Sept. 30, 2010	Change
Net premiums	$1,776,165	$1,788,676	$1,736,130	$1,801,899	$1,647,300	$128,865	$5,300,971	$4,857,781	$443,190
Net income	147,385	132,888	160,816	196,712	128,232	19,153	441,089	377,690	63,399
Operating income	151,618	128,001	118,827	161,419	127,703	23,915	398,446	342,610	55,836
Operating return on equity (ex AOCI) - annualized	14.1%	12.2%	11.5%	16.0%	13.2%	0.9%
Operating return on equity (ex AOCI) - trailing 12 months	13.5%	13.2%	13.4%	13.2%	12.7%	0.8%
Total assets	31,183,454	30,659,277	29,510,019	29,081,908	28,934,028	2,249,426
Assumed Life Reinsurance in Force (in billions)
U.S.	$1,347.9	$1,343.2	$1,343.2	$1,340.5	$1,339.7	$8.2
Canada	329.5	350.3	339.2	324.1	307.0	22.5
Europe & South Africa	515.0	529.7	497.8	467.6	446.5	68.5
Asia Pacific	422.8	435.6	407.7	408.1	385.8	37.0

Total Life Reinsurance in Force	$2,615.2	$2,658.8	$2,587.9	$2,540.3	$2,479.0	$136.2

Assumed New Business Production (in billions)
U.S.	$30.1	$24.3	$31.3	$26.2	$30.3	$(0.2)	$85.7	$116.0	$(30.3)
Canada	14.0	13.4	12.4	12.2	12.2	1.8	39.8	38.9	0.9
Europe & South Africa	38.7	47.6	37.1	28.5	30.0	8.7	123.4	75.1	48.3
Asia Pacific	27.9	9.7	7.4	13.1	4.8	23.1	45.0	17.6	27.4

Total New Business Production	$110.7	$95.0	$88.2	$80.0	$77.3	$33.4	$293.9	$247.6	$46.3

Per Share and Shares Data
Basic earnings per share
Net income	$2.00	$1.80	$2.20	$2.68	$1.75	$0.25	$5.99	$5.17	$0.82
Operating income	$2.05	$1.73	$1.62	$2.20	$1.75	$0.30	$5.41	$4.69	$0.72
Diluted earnings per share
Net income	$1.98	$1.78	$2.18	$2.62	$1.72	$0.26	$5.94	$5.06	$0.88
Operating income	$2.04	$1.72	$1.61	$2.15	$1.72	$0.32	$5.37	$4.59	$0.78
Wgt. average common shares outstanding (basic)	73,856	73,971	73,213	73,277	73,162	694	73,680	73,117	563
Wgt. average common shares outstanding (diluted)	74,254	74,530	73,836	75,052	74,420	(166)	74,207	74,574	(367)
Common shares issued	79,138	79,138	79,138	73,364	73,364	5,774	79,138	73,364	5,774
Treasury shares	5,871	5,062	5,341	1	192	5,679	5,871	192	5,679
Common shares outstanding	73,267	74,076	73,797	73,363	73,172	95	73,267	73,172	95
Book value per share	$77.29	$71.88	$68.06	$68.71	$68.30
Per share effect of accumulated other comprehensive income (AOCI)	$17.81	$14.37	$12.18	$12.37	$14.48
Book value per share, excluding AOCI	$59.48	$57.51	$55.88	$56.34	$53.82
Shareholder dividends paid	$13,336.6	$8,870.7	$8,832.2	$8,830.3	$8,778.5	$4,558.1	$31,039.4	$26,339.7	$4,699.7

Quarterly Financial Supplement	Page 2

Reinsurance Group of America, Incorporated

Consolidated GAAP Income Statement (incl. Operating Income Reconciliations)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
(USD thousands)	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010		Sept. 30, 2011	Sept. 30, 2010	Change
Revenues:
Net premiums	$1,776,165	$1,788,676	$1,736,130	$1,801,899	$1,647,300	$128,865	$5,300,971	$4,857,781	$443,190
Investment income, net of related expenses	268,210	337,436	371,040	355,227	287,504	(19,294)	976,686	883,433	93,253
Investment related gains (losses), net
OTTI on fixed maturity securities	(11,911)	(5,582)	(1,556)	(16,097)	(4,904)	(7,007)	(19,049)	(15,823)	(3,226)
OTTI on fixed maturity securities transferred to/from AOCI	3,089	292	—	(186)	26	3,063	3,381	2,231	1,150
Other investment related gains (losses), net	(130,778)	32,678	125,176	90,916	(11,902)	(118,876)	27,076	150,989	(123,913)

Total investment related gains (losses), net	(139,600)	27,388	123,620	74,633	(16,780)	(122,820)	11,408	137,397	(125,989)
Other revenue	90,132	50,477	51,645	42,370	37,515	52,617	192,254	108,990	83,264

Total revenues	1,994,907	2,203,977	2,282,435	2,274,129	1,955,539	39,368	6,481,319	5,987,601	493,718
Benefits and expenses:
Claims and other policy benefits	1,514,765	1,520,013	1,469,449	1,470,845	1,393,891	120,874	4,504,227	4,076,310	427,917
Interest credited	35,251	96,196	106,063	79,103	94,776	(59,525)	237,510	230,879	6,631
Policy acquisition costs and other insurance expenses	149,228	261,282	331,153	319,444	157,058	(7,830)	741,663	760,509	(18,846)
Other operating expenses	94,029	97,161	106,150	102,216	85,409	8,620	297,340	259,755	37,585
Interest expense	27,025	25,818	24,569	25,215	25,191	1,834	77,412	65,781	11,631
Collateral finance facility expense	3,069	3,101	3,202	2,049	2,041	1,028	9,372	5,807	3,565

Total benefits and expenses	1,823,367	2,003,571	2,040,586	1,998,872	1,758,366	65,001	5,867,524	5,399,041	468,483
Income before income taxes	171,540	200,406	241,849	275,257	197,173	(25,633)	613,795	588,560	25,235
Income tax expense	24,155	67,518	81,033	78,545	68,941	(44,786)	172,706	210,870	(38,164)

Net income	$147,385	$132,888	$160,816	$196,712	$128,232	$19,153	$441,089	$377,690	$63,399

Pre-tax Operating Income Reconciliation:
Income before income taxes	171,540	200,406	241,849	275,257	197,173	(25,633)	613,795	588,560	25,235
Investment and derivative losses (gains) - non-operating (1)	(221,194)	(40,152)	1,099	91,401	(37,747)	(183,447)	(260,247)	(168,073)	(92,174)
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	102,574	(10,525)	(90,535)	(43,780)	38,653	63,921	1,514	(116,494)	118,008
GMXB embedded derivatives (1)	260,239	25,860	(32,654)	(121,209)	16,232	244,007	253,445	149,995	103,450
Funds withheld losses (gains) - investment income	(9,806)	(7,185)	12,041	(8,240)	(6,494)	(3,312)	(4,950)	(12,184)	7,234
Funds withheld losses (gains) - policy acq. costs	1,034	1,793	(1,925)	793	954	80	902	1,650	(748)
EIA embedded derivatives - interest credited	37,539	21,011	(26,751)	(25,741)	43,070	(5,531)	31,799	35,638	(3,839)
EIA embedded derivatives - policy acq. costs	(3,664)	(2,073)	2,944	3,008	(4,189)	525	(2,793)	(2,442)	(351)
DAC offset, net	(107,709)	4,158	72,567	49,618	(50,519)	(57,190)	(30,984)	59,291	(90,275)
Gain on repurchase of collateral finance facility securities	(50,869)	—	(4,971)	—	—	(50,869)	(55,840)	—	(55,840)
Loss on retirement of Preferred Income Equity Redeemable Securities (“PIERS”)	—	—	4,391	—	—	—	4,391	—	4,391

Operating Income Before Income Taxes	$179,684	$193,293	$178,055	$221,107	$197,133	$(17,449)	$551,032	$535,941	$15,091

After-tax Operating Income Reconciliation:
Net Income	147,385	132,888	160,816	196,712	128,232	19,153	441,089	377,690	63,399
Investment and derivative losses (gains) - non-operating (1)	(144,836)	(26,361)	191	59,317	(25,041)	(119,795)	(171,006)	(110,127)	(60,879)
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	66,673	(6,841)	(58,848)	(28,457)	25,125	41,548	984	(75,721)	76,705
GMXB embedded derivatives (1)	169,155	16,809	(21,225)	(78,786)	10,551	158,604	164,739	97,497	67,242
Funds withheld losses (gains) - investment income	(6,374)	(4,671)	7,827	(5,356)	(4,221)	(2,153)	(3,218)	(7,920)	4,702
Funds withheld losses (gains) - policy acq. costs	672	1,165	(1,251)	515	621	51	586	1,073	(487)
EIA embedded derivatives - interest credited	24,400	13,657	(17,388)	(16,732)	27,996	(3,596)	20,669	23,165	(2,496)
EIA embedded derivatives - policy acq. costs	(2,381)	(1,348)	1,914	1,955	(2,723)	342	(1,815)	(1,587)	(228)
DAC offset, net	(70,011)	2,703	47,168	32,251	(32,837)	(37,174)	(20,140)	38,540	(58,680)
Gain on repurchase of collateral finance facility securities	(33,065)	—	(3,231)	—	—	(33,065)	(36,296)	—	(36,296)
Loss on retirement of PIERS	—	—	2,854	—	—	—	2,854	—	2,854

Operating Income	$151,618	$128,001	$118,827	$161,419	$127,703	$23,915	$398,446	$342,610	$55,836

(1)	Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Quarterly Financial Supplement	Page 3

Reinsurance Group of America, Incorporated

Consolidated Operating Income Statement

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
(USD thousands, except per share data)	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010		Sept. 30, 2011	Sept. 30, 2010	Change
Revenues:
Net premiums	$1,776,165	$1,788,676	$1,736,130	$1,801,899	$1,647,300	$128,865	$5,300,971	$4,857,781	$443,190
Investment income, net of related expenses	258,404	330,251	383,081	346,987	281,010	(22,606)	971,736	871,249	100,487
Investment related gains (losses), net	2,019	2,571	1,530	1,045	358	1,661	6,120	2,825	3,295
Other revenue	39,263	50,477	46,674	42,370	37,515	1,748	136,414	108,990	27,424

Total revenues	2,075,851	2,171,975	2,167,415	2,192,301	1,966,183	109,668	6,415,241	5,840,845	574,396
Benefits and expenses:
Claims and other policy benefits	1,514,765	1,520,013	1,469,449	1,470,845	1,393,891	120,874	4,504,227	4,076,310	427,917
Interest credited	(2,288)	75,185	132,814	104,844	51,706	(53,994)	205,711	195,241	10,470
Policy acquisition costs and other insurance expenses	259,567	257,404	257,567	266,025	210,812	48,755	774,538	702,010	72,528
Other operating expenses	94,029	97,161	101,759	102,216	85,409	8,620	292,949	259,755	33,194
Interest expense	27,025	25,818	24,569	25,215	25,191	1,834	77,412	65,781	11,631
Collateral finance facility expense	3,069	3,101	3,202	2,049	2,041	1,028	9,372	5,807	3,565

Total benefits and expenses	1,896,167	1,978,682	1,989,360	1,971,194	1,769,050	127,117	5,864,209	5,304,904	559,305
Operating income before income taxes	179,684	193,293	178,055	221,107	197,133	(17,449)	551,032	535,941	15,091
Operating income tax expense	28,066	65,292	59,228	59,688	69,430	(41,364)	152,586	193,331	(40,745)

Operating income	$151,618	$128,001	$118,827	$161,419	$127,703	$23,915	$398,446	$342,610	$55,836

Wgt. Average Common Shares Outstanding (Diluted)	74,254	74,530	73,836	75,052	74,420	(166)	74,207	74,574	(367)

Diluted Earnings Per Share - Operating Income	$2.04	$1.72	$1.61	$2.15	$1.72	$0.32	$5.37	$4.59	$0.78

Foreign currency effect*:
Net premiums	$53,399	$77,277	$42,487	$23,933	$15,448	$37,951	$173,163	$159,867	$13,296
Operating income before income taxes	$6,846	$5,713	$4,634	$1,580	$1,998	$4,848	$17,193	$16,680	$513

*	Compared to comparable prior year period

Quarterly Financial Supplement	Page 4

Reinsurance Group of America, Incorporated

Consolidated Balance Sheets

(USD thousands)	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010
Assets
Fixed maturity securities, available-for-sale	$15,557,032	$15,153,807	$14,531,154	$14,304,597	$14,169,930
Mortgage loans on real estate	934,694	908,048	906,869	885,811	863,873
Policy loans	1,228,890	1,229,663	1,222,016	1,228,418	1,173,148
Funds withheld at interest	5,445,886	5,671,844	5,595,146	5,421,952	5,276,511
Short-term investments	81,747	125,618	74,902	118,387	84,091
Other invested assets	1,020,043	799,341	756,377	707,403	738,830

Total investments	24,268,292	23,888,321	23,086,464	22,666,568	22,306,383
Cash and cash equivalents	802,651	710,973	467,672	463,661	634,075
Accrued investment income	190,298	160,436	155,182	127,874	177,250
Premiums receivable and other reinsurance balances	1,060,631	1,045,131	986,658	1,037,679	987,342
Reinsurance ceded receivables	727,290	781,006	807,929	769,699	790,889
Deferred policy acquisition costs	3,787,257	3,733,686	3,679,075	3,726,443	3,741,534
Other assets	347,035	339,724	327,039	289,984	296,555

Total assets	$31,183,454	$30,659,277	$29,510,019	$29,081,908	$28,934,028

Liabilities and Stockholders’ Equity
Future policy benefits	9,445,222	$9,642,814	$9,438,432	$9,274,789	$8,906,977
Interest-sensitive contract liabilities	8,378,159	8,100,608	7,747,203	7,774,481	7,884,874
Other policy claims and benefits	2,826,297	2,774,031	2,728,122	2,597,941	2,590,014
Other reinsurance balances	136,298	159,340	184,958	133,590	134,066
Deferred income taxes	1,662,806	1,421,480	1,415,333	1,396,747	1,064,726
Other liabilities	776,239	784,291	701,799	637,923	1,129,848
Short-term debt	199,997	199,993	255,989	199,985	—
Long-term debt	1,414,546	1,414,406	1,016,510	1,016,425	1,216,320
Collateral finance facility	681,004	837,789	839,354	850,039	850,026
Company-obligated mandatorily redeemable preferred securities of subsidiary trust holding solely junior subordinated debentures of the Company	—	—	159,455	159,421	159,368

Total liabilities	25,520,568	25,334,752	24,487,155	24,041,341	23,936,219
Stockholders’ Equity:
Common stock, at par value	791	791	791	734	734
Warrants	—	—	—	66,912	66,912
Additional paid-in-capital	1,719,683	1,713,893	1,708,096	1,478,398	1,477,011
Retained earnings	2,989,231	2,856,009	2,738,868	2,587,403	2,402,167
Treasury stock	(352,106)	(310,856)	(323,689)	(295)	(8,774)

Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	198,843	311,653	297,513	270,526	242,686
Unrealized appreciation of securities, net of income taxes	1,119,724	767,023	615,631	651,449	832,756
Pension and postretirement benefits, net of income taxes	(13,280)	(13,988)	(14,346)	(14,560)	(15,683)

Total stockholders’ equity	5,662,886	5,324,525	5,022,864	5,040,567	4,997,809

Total liabilities and stockholders’ equity	$31,183,454	$30,659,277	$29,510,019	$29,081,908	$28,934,028

Total stockholders’ equity, excluding AOCI	$4,357,599	$4,259,837	$4,124,066	$4,133,152	$3,938,050

Quarterly Financial Supplement	Page 5

Reinsurance Group of America, Incorporated

U.S. Traditional Sub-segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
(USD thousands)	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010		Sept. 30, 2011	Sept. 30, 2010	Change
Revenues:
Net premiums	$971,190	$973,837	$935,053	$1,009,758	$930,070	$41,120	$2,880,080	$2,766,193	$113,887
Investment income, net of related expenses	122,687	124,564	119,781	117,272	124,596	(1,909)	367,032	358,839	8,193
Other revenue	599	738	493	504	428	171	1,830	1,216	614

Total revenues	1,094,476	1,099,139	1,055,327	1,127,534	1,055,094	39,382	3,248,942	3,126,248	122,694
Benefits and expenses:
Claims and other policy benefits	844,090	839,173	822,407	842,335	793,270	50,820	2,505,670	2,372,001	133,669
Interest credited	15,166	14,967	14,584	14,826	16,698	(1,532)	44,717	49,646	(4,929)
Policy acquisition costs and other insurance expenses	131,810	132,172	127,462	142,057	125,526	6,284	391,444	388,769	2,675
Other operating expenses	20,299	19,486	21,350	21,221	18,534	1,765	61,135	57,696	3,439

Total benefits and expenses	1,011,365	1,005,798	985,803	1,020,439	954,028	57,337	3,002,966	2,868,112	134,854
Operating income before income taxes	83,111	93,341	69,524	107,095	101,066	(17,955)	245,976	258,136	(12,160)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	83,111	93,341	69,524	107,095	101,066	(17,955)	245,976	258,136	(12,160)
Investment and derivative (losses) gains - non-operating	5,056	205	8,875	6,246	13,009	(7,953)	14,136	18,578	(4,442)

Income before income taxes	$88,167	$93,546	$78,399	$113,341	$114,075	$(25,908)	$260,112	$276,714	$(16,602)

Loss and Expense Ratios:
Claims and other policy benefits	86.9%	86.2%	88.0%	83.4%	85.3%	1.6%	87.0%	85.7%	1.3%
Policy acquisition costs and other insurance expenses	13.6%	13.6%	13.6%	14.1%	13.5%	0.1%	13.6%	14.1%	-0.5%
Other operating expenses	2.1%	2.0%	2.3%	2.1%	2.0%	0.1%	2.1%	2.1%	0.0%

Quarterly Financial Supplement	Page 6

Reinsurance Group of America, Incorporated

U.S. Asset Intensive Sub-segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
(USD thousands except account values)	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010		Sept. 30, 2011	Sept. 30, 2010	Change
Revenues:
Net premiums	$2,786	$3,459	$3,325	$3,401	$2,724	$62	$9,570	$17,729	$(8,159)
Investment income, net of related expenses	20,238	97,944	159,414	129,985	60,853	(40,615)	277,596	234,491	43,105
Investment related gains (losses), net	(14)	(20)	(16)	(18)	(18)	4	(50)	(54)	4
Other revenue	19,827	23,536	24,001	24,156	19,605	222	67,364	62,442	4,922

Total revenues	42,837	124,919	186,724	157,524	83,164	(40,327)	354,480	314,608	39,872
Benefits and expenses:
Claims and other policy benefits	4,431	4,264	2,816	3,131	(318)	4,749	11,511	12,142	(631)
Interest credited	(17,733)	59,603	118,230	90,017	35,008	(52,741)	160,100	145,582	14,518
Policy acquisition costs and other insurance expenses	53,236	39,323	42,755	41,614	32,072	21,164	135,314	102,563	32,751
Other operating expenses	1,886	1,743	2,154	2,781	2,413	(527)	5,783	8,016	(2,233)

Total benefits and expenses	41,820	104,933	165,955	137,543	69,175	(27,355)	312,708	268,303	44,405
Operating income (loss) before income taxes	1,017	19,986	20,769	19,981	13,989	(12,972)	41,772	46,305	(4,533)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	1,017	19,986	20,769	19,981	13,989	(12,972)	41,772	46,305	(4,533)
Investment and derivative (losses) gains - non-operating (1)	219,530	28,681	(18,704)	(109,171)	17,112	202,418	229,507	144,666	84,841
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	(103,949)	10,525	90,535	43,780	(38,653)	(65,296)	(2,889)	116,494	(119,383)
GMXB embedded derivatives (1)	(260,239)	(25,860)	32,654	121,209	(16,232)	(244,007)	(253,445)	(149,995)	(103,450)
Funds withheld losses (gains) - investment income	9,806	7,185	(12,041)	8,240	6,494	3,312	4,950	12,184	(7,234)
Funds withheld losses (gains) - policy acq. costs	(1,034)	(1,793)	1,925	(793)	(954)	(80)	(902)	(1,650)	748
EIA embedded derivatives - interest credited	(37,539)	(21,011)	26,751	25,741	(43,070)	5,531	(31,799)	(35,638)	3,839
EIA embedded derivatives - policy acq. costs	3,664	2,073	(2,944)	(3,008)	4,189	(525)	2,793	2,442	351
DAC offset, net	107,709	(4,158)	(72,567)	(49,618)	50,519	57,190	30,984	(59,291)	90,275

Income before income taxes	$(61,035)	$15,628	$66,378	$56,361	$(6,606)	$(54,429)	$20,971	$75,517	$(54,546)

(1)	Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Quarterly Financial Supplement	Page 7

Reinsurance Group of America, Incorporated

U.S. Asset Intensive Sub-segment

(Cont’d)

	Three Months Ended
(USD millions)	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010
Annuity account values:
Fixed annuities (deferred)	$856	$835	$804	$822	$837
Net interest spread (fixed annuities):	2.7%	2.2%	2.7%	2.4%	1.5%
Equity-indexed annuities	$4,327	$4,324	$4,258	$4,239	$4,210
Variable annuities:
No riders	$979	$1,114	$1,172	$1,156	$1,243
GMDB only	76	89	91	90	87
GMIB only	5	6	6	6	6
GMAB only	54	63	64	64	62
GMWB only	1,524	1,751	1,773	1,735	1,653
GMDB / WB	428	493	500	492	472
Other	30	35	36	36	34

Total VA account values	$3,096	$3,551	$3,642	$3,579	$3,557
Fair value of liabilities associated with living benefit riders	$306	$46	$20	$53	$174
Interest-sensitive contract liabilities associated with:
Guaranteed investment contracts	$199	$199	$199	$199	$199
Bank-owned life insurance (BOLI)	$505	$502	$498	$494	$491
Other asset-intensive business	$79	$85	$87	$90	$96

Quarterly Financial Supplement	Page 8

Reinsurance Group of America, Incorporated

U.S. Financial Reinsurance Sub-segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
(USD thousands)	2011	2011	2011	2010	2010		2011	2010	Change
Revenues:
Investment income, net of related expenses	$168	$62	$(197)	$63	$154	$14	$33	$210	$(177)
Other revenue	8,619	9,194	9,002	7,029	5,608	3,011	26,815	16,478	10,337

Total revenues	8,787	9,256	8,805	7,092	5,762	3,025	26,848	16,688	10,160
Benefits and expenses:
Policy acquisition costs and other insurance expenses	798	797	853	447	461	337	2,448	1,567	881
Other operating expenses	1,584	1,469	1,797	1,067	940	644	4,850	3,156	1,694

Total benefits and expenses	2,382	2,266	2,650	1,514	1,401	981	7,298	4,723	2,575
Operating income before income taxes	6,405	6,990	6,155	5,578	4,361	2,044	19,550	11,965	7,585

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	6,405	6,990	6,155	5,578	4,361	2,044	19,550	11,965	7,585
Investment and derivative (losses) gains - non-operating	(13)	7	(35)	(23)	(44)	31	(41)	(63)	22

Income before income taxes	$6,392	$6,997	$6,120	$5,555	$4,317	$2,075	$19,509	$11,902	$7,607

Quarterly Financial Supplement	Page 9

Reinsurance Group of America, Incorporated

Canadian Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
(USD thousands)	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010		Sept. 30, 2011	Sept. 30, 2010	Change
Revenues:
Net premiums	$185,790	$209,717	$215,028	$205,925	$205,552	$(19,762)	$610,535	$591,281	$19,254
Investment income, net of related expenses	52,611	45,052	44,901	41,534	41,170	11,441	142,564	123,604	18,960
Investment related gains (losses), net	1,267	1,183	1,169	1,187	938	329	3,619	2,748	871
Other revenue	440	4,980	22	59	803	(363)	5,442	1,087	4,355

Total revenues	240,108	260,932	261,120	248,705	248,463	(8,355)	762,160	718,720	43,440
Benefits and expenses:
Claims and other policy benefits	162,734	165,860	179,055	152,038	186,554	(23,820)	507,649	504,320	3,329
Interest credited	—	—	—	—	—	—	—	—	—
Policy acquisition costs and other insurance expenses	32,568	44,422	47,089	50,966	26,901	5,667	124,079	116,606	7,473
Other operating expenses	9,129	8,793	8,694	9,058	6,971	2,158	26,616	20,806	5,810

Total benefits and expenses	204,431	219,075	234,838	212,062	220,426	(15,995)	658,344	641,732	16,612
Operating income before income taxes	35,677	41,857	26,282	36,643	28,037	7,640	103,816	76,988	26,828

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	35,677	41,857	26,282	36,643	28,037	7,640	103,816	76,988	26,828
Investment and derivative (losses) gains - non-operating	8,729	2,135	4,389	(454)	5,431	3,298	15,253	9,201	6,052

Income before income taxes	$44,406	$43,992	$30,671	$36,189	$33,468	$10,938	$119,069	$86,189	$32,880

Loss and Expense Ratios:
Loss ratios (creditor business)	38.4%	39.7%	37.7%	39.1%	32.5%	5.9%	38.6%	39.9%	-1.3%
Loss ratios (excluding creditor business)	96.9%	88.8%	97.6%	84.3%	96.3%	0.6%	94.4%	97.9%	-3.5%
Claims and other policy benefits / (net premiums + investment income)	68.3%	65.1%	68.9%	61.4%	75.6%	-7.3%	67.4%	70.5%	-3.1%
Policy acquisition costs and other insurance expenses (creditor business)	52.8%	57.3%	55.3%	56.4%	55.6%	-2.8%	55.4%	53.1%	2.3%
Policy acquisition costs and other insurance expenses (excluding creditor business)	10.9%	12.2%	11.3%	15.3%	9.1%	1.8%	11.5%	10.5%	1.0%
Other operating expenses	4.9%	4.2%	4.0%	4.4%	3.4%	1.5%	4.4%	3.5%	0.9%
Foreign currency effect*:
Net premiums	$10,269	$12,409	$11,248	$8,357	$10,236	$33	$33,926	$64,463	$(30,537)
Operating income before income taxes	$2,571	$3,021	$453	$1,858	$292	$2,279	$6,045	$5,744	$301
Creditor reinsurance net premiums	$29,895	$41,613	$51,584	$47,467	$17,707	$12,188	$123,092	$128,498	$(5,406)

Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.

*	Compared to comparable prior year period

Quarterly Financial Supplement	Page 10

Reinsurance Group of America, Incorporated

Europe & South Africa Segment Pre-tax Operating Income

	Three Months Ended					Current	Year-to-Date
(USD thousands)	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010	Qtr vs. PY Quarter	Sept. 30, 2011	Sept. 30, 2010	Change
Revenues:
Net premiums	$286,054	$283,019	$269,120	$257,980	$232,962	$53,092	$838,193	$660,533	$177,660
Investment income, net of related expenses	10,552	10,174	9,854	9,737	8,579	1,973	30,580	24,780	5,800
Other revenue	1,196	1,745	1,055	296	857	339	3,996	1,803	2,193

Total revenues	297,802	294,938	280,029	268,013	242,398	55,404	872,769	687,116	185,653
Benefits and expenses:
Claims and other policy benefits	248,890	242,973	216,932	195,172	193,377	55,513	708,795	539,220	169,575
Policy acquisition costs and other insurance expenses	10,462	9,953	12,059	8,153	12,137	(1,675)	32,474	35,808	(3,334)
Other operating expenses	24,569	26,527	25,012	28,301	21,198	3,371	76,108	65,225	10,883

Total benefits and expenses	283,921	279,453	254,003	231,626	226,712	57,209	817,377	640,253	177,124
Operating income before income taxes	13,881	15,485	26,026	36,387	15,686	(1,805)	55,392	46,863	8,529

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	13,881	15,485	26,026	36,387	15,686	(1,805)	55,392	46,863	8,529
Investment and derivative (losses) gains - non-operating	2,000	756	293	(1,030)	1,808	192	3,049	3,614	(565)

Income before income taxes	$15,881	$16,241	$26,319	$35,357	$17,494	$(1,613)	$58,441	$50,477	$7,964

Loss and Expense Ratios:
Claims and other policy benefits	87.0%	85.9%	80.6%	75.7%	83.0%	4.0%	84.6%	81.6%	3.0%
Policy acquisition costs and other insurance expenses	3.7%	3.5%	4.5%	3.2%	5.2%	-1.5%	3.9%	5.4%	-1.5%
Other operating expenses	8.6%	9.4%	9.3%	11.0%	9.1%	-0.5%	9.1%	9.9%	-0.8%
Foreign currency effect*:
Net premiums	$9,234	$24,686	$6,466	$(5,502)	$(12,500)	$21,734	$40,386	$1,455	$38,931
Operating income before income taxes	$669	$1,712	$233	$(704)	$(1,184)	$1,853	$2,614	$(2,008)	$4,622
Critical illness net premiums	$59,679	$63,320	$60,261	$58,102	$57,340	$2,339	$183,260	$165,973	$17,287

*	Compared to comparable prior year period

Quarterly Financial Supplement	Page 11

Reinsurance Group of America, Incorporated

Asia Pacific Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
(USD thousands)	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010	vs. PY Quarter	Sept. 30, 2011	Sept. 30, 2010	Change
Revenues:
Net premiums	$328,259	$316,356	$311,517	$322,544	$273,825	$54,434	$956,132	$816,521	$139,611
Investment income, net of related expenses	21,133	21,402	19,634	18,997	17,042	4,091	62,169	51,555	10,614
Investment related gains (losses), net	1,452	1,377	(108)	365	232	1,220	2,721	788	1,933
Other revenue	8,557	7,283	8,492	6,642	7,462	1,095	24,332	19,777	4,555

Total revenues	359,401	346,418	339,535	348,548	298,561	60,840	1,045,354	888,641	156,713
Benefits and expenses:
Claims and other policy benefits	254,739	267,362	247,930	277,926	220,867	33,872	770,031	648,457	121,574
Interest Credited	280	615	—	—	—	280	895	—	895
Policy acquisition costs and other insurance expenses	45,409	44,140	40,820	36,336	27,373	18,036	130,369	96,964	33,405
Other operating expenses	27,598	26,089	25,127	26,164	22,932	4,666	78,814	67,582	11,232

Total benefits and expenses	328,026	338,206	313,877	340,426	271,172	56,854	980,109	813,003	167,106
Operating income before income taxes	31,375	8,212	25,658	8,122	27,389	3,986	65,245	75,638	(10,393)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	31,375	8,212	25,658	8,122	27,389	3,986	65,245	75,638	(10,393)
Investment and derivative (losses) gains - non-operating	(1,625)	(298)	(330)	1,949	1,094	(2,719)	(2,253)	3,051	(5,304)

Income before income taxes	$29,750	$7,914	$25,328	$10,071	$28,483	$1,267	$62,992	$78,689	$(15,697)

Loss and Expense Ratios:
Claims and other policy benefits	77.6%	84.5%	79.6%	86.2%	80.7%	-3.1%	80.5%	79.4%	1.1%
Policy acquisition costs and other insurance expenses	13.8%	14.0%	13.1%	11.3%	10.0%	3.8%	13.6%	11.9%	1.7%
Other operating expenses	8.4%	8.2%	8.1%	8.1%	8.4%	0.0%	8.2%	8.3%	-0.1%
Foreign currency effect*:
Net premiums	$33,908	$40,222	$24,825	$21,020	$17,726	$16,182	$98,955	$93,968	$4,987
Operating income before income taxes	$3,379	$557	$1,555	$487	$978	$2,401	$5,491	$6,831	$(1,340)
Critical illness net premiums	$30,135	$41,003	$45,622	$52,386	$45,954	$(15,819)	$116,760	$133,860	$(17,100)

*	Compared to comparable prior year period

Quarterly Financial Supplement	Page 12

Reinsurance Group of America, Incorporated

Corporate and Other Segment Pre-tax Operating Income

	Three Months Ended					Current	Year-to-Date
(USD thousands)	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010	Qtr vs. PY Quarter	Sept. 30, 2011	Sept. 30, 2010	Change
Revenues:
Net premiums	$2,086	$2,288	$2,087	$2,291	$2,167	$(81)	$6,461	$5,524	$937
Investment income, net of related expenses	31,015	31,053	29,694	29,399	28,616	2,399	91,762	77,770	13,992
Investment related gains (losses), net	(686)	31	485	(489)	(794)	108	(170)	(657)	487
Other revenue	25	3,001	3,609	3,684	2,752	(2,727)	6,635	6,187	448

Total revenues	32,440	36,373	35,875	34,885	32,741	(301)	104,688	88,824	15,864
Benefits and expenses:
Claims and other policy benefits	(119)	381	309	243	141	(260)	571	170	401
Interest credited	(1)	—	—	1	—	(1)	(1)	13	(14)
Policy acquisition costs and other insurance expenses	(14,716)	(13,403)	(13,471)	(13,548)	(13,658)	(1,058)	(41,590)	(40,267)	(1,323)
Other operating expenses	8,964	13,054	17,625	13,624	12,421	(3,457)	39,643	37,274	2,369
Interest expense	27,025	25,818	24,569	25,215	25,191	1,834	77,412	65,781	11,631
Collateral finance facility expense	3,069	3,101	3,202	2,049	2,041	1,028	9,372	5,807	3,565

Total benefits and expenses	24,222	28,951	32,234	27,584	26,136	(1,914)	85,407	68,778	16,629
Operating income (loss) before income taxes	8,218	7,422	3,641	7,301	6,605	1,613	19,281	20,046	(765)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	8,218	7,422	3,641	7,301	6,605	1,613	19,281	20,046	(765)
Investment and derivative (losses) gains - non-operating	(11,108)	8,666	4,413	11,082	(663)	(10,445)	1,971	(10,974)	12,945
Gain on repurchase of collateral finance facility securities	50,869	—	4,971	—	—	50,869	55,840	—	55,840
Loss on retirement of PIERS	—	—	(4,391)	—	—	—	(4,391)	—	(4,391)

Income before income taxes	$47,979	$16,088	$8,634	$18,383	$5,942	$42,037	$72,701	$9,072	$63,629

Foreign currency effect*:
Net premiums	$(12)	$(40)	$(52)	$58	$(14)	$2	$(104)	$(19)	$(85)
Operating income before income taxes	$227	$423	$2,393	$(61)	$1,912	$(1,685)	$3,043	$6,113	$(3,070)

*	Compared to comparable prior year period

Quarterly Financial Supplement	Page 13

Reinsurance Group of America, Incorporated

Summary of Pre-tax Segment Operating Income

	Three Months Ended					Current	Year-to-Date
(USD thousands)	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010	Qtr vs. PY Quarter	Sept. 30, 2011	Sept. 30, 2010	Change
U.S. Traditional	$83,111	$93,341	$69,524	$107,095	$101,066	$(17,955)	$245,976	$258,136	$(12,160)
U.S. Asset Intensive	1,017	19,986	20,769	19,981	13,989	(12,972)	41,772	46,305	(4,533)
U.S. Financial Reinsurance	6,405	6,990	6,155	5,578	4,361	2,044	19,550	11,965	7,585

Total U.S. Segment	90,533	120,317	96,448	132,654	119,416	(28,883)	307,298	316,406	(9,108)
Canadian Segment	35,677	41,857	26,282	36,643	28,037	7,640	103,816	76,988	26,828
Europe & South Africa Segment	13,881	15,485	26,026	36,387	15,686	(1,805)	55,392	46,863	8,529
Asia Pacific Segment	31,375	8,212	25,658	8,122	27,389	3,986	65,245	75,638	(10,393)
Corporate and Other	8,218	7,422	3,641	7,301	6,605	1,613	19,281	20,046	(765)

Consolidated	$179,684	$193,293	$178,055	$221,107	$197,133	$(17,449)	$551,032	$535,941	$15,091

Quarterly Financial Supplement	Page 14

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Cash and Invested Assets

	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010
Fixed maturity securities, available-for-sale	$15,557,032	$15,153,807	$14,531,154	$14,304,597	$14,169,930
Mortgage loans on real estate	934,694	908,048	906,869	885,811	863,873
Policy loans	1,228,890	1,229,663	1,222,016	1,228,418	1,173,148
Funds withheld at interest	5,445,886	5,671,844	5,595,146	5,421,952	5,276,511
Short-term investments	81,747	125,618	74,902	118,387	84,091
Other invested assets	1,020,043	799,341	756,377	707,403	738,830
Cash and cash equivalents	802,651	710,973	467,672	463,661	634,075

Total cash and invested assets	$25,070,943	$24,599,294	$23,554,136	$23,130,229	$22,940,458

Investment Income and Yield Summary

(Excludes Funds Withheld Portfolios)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010		Sept. 30, 2011	Sept. 30, 2010	Change
Average invested assets at amortized cost	$17,683,301	$17,446,168	$16,762,725	$16,257,365	$15,763,396	$1,919,905	$17,071,468	$15,205,358	$1,866,110
Net investment income	$229,373	$228,728	$219,908	$216,176	$218,546	$10,827	$678,009	$642,144	$35,865
Annualized investment yield (ratio of net investment income to average invested assets)	5.29%	5.35%	5.35%	5.43%	5.66%	-0.37%	5.33%	5.67%	-0.34%

Quarterly Financial Supplement	Page 15

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Amortized cost, gross unrealized gains and losses, and estimated fair values of fixed maturity and equity securities

(Excludes Funds Withheld Portfolios)

September 30, 2011

	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate securities	$7,277,255	$642,734	$139,062	$7,780,927	50.0%
Canadian and Canadian provincial governments	2,371,738	1,021,793	17	3,393,514	21.8%
Residential mortgage-backed securities	1,238,863	84,856	15,945	1,307,774	8.4%	(740)
Asset-backed securities	412,468	12,638	52,149	372,957	2.4%	(5,602)
Commercial mortgage-backed securities	1,330,302	79,539	82,847	1,326,994	8.5%	(11,638)
U.S. government and agencies	224,704	33,444	65	258,083	1.7%
State and political subdivisions	182,570	23,061	2,297	203,334	1.3%
Other foreign government securities	888,999	25,943	1,493	913,449	5.9%

Total fixed maturity securities	$13,926,899	$1,924,008	$293,875	$15,557,032	100.0%	$(17,980)

Non-redeemable preferred stock	97,391	3,599	7,399	93,591	73.9%
Other equity securities	33,604	963	1,566	33,001	26.1%

Total equity securities	$130,995	$4,562	$8,965	$126,592	100.0%

December 31, 2010

	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate securities	$6,826,937	$436,384	$107,816	$7,155,505	50.0%	$—
Canadian and Canadian provincial governments	2,354,418	672,951	3,886	3,023,483	21.1%	—
Residential mortgage-backed securities	1,443,892	55,765	26,580	1,473,077	10.3%	(1,650)
Asset-backed securities	440,752	12,001	61,544	391,209	2.7%	(4,963)
Commercial mortgage-backed securities	1,353,279	81,839	97,265	1,337,853	9.4%	(10,010)
U.S. government and agencies	199,129	7,795	708	206,216	1.4%	—
State and political subdivisions	170,479	2,098	8,117	164,460	1.2%	—
Other foreign government securities	556,136	4,304	7,646	552,794	3.9%	—

Total fixed maturity securities	$13,345,022	$1,273,137	$313,562	$14,304,597	100.0%	$(16,623)

Non-redeemable preferred stock	100,718	4,130	5,298	99,550	71.0%
Other equity securities	34,832	6,100	271	40,661	29.0%

Total equity securities	$135,550	$10,230	$5,569	$140,211	100.0%

Quarterly Financial Supplement	Page 16

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Corporate Securities by Sector (Fixed Maturities and Equities)

(Excludes Funds Withheld Portfolios)

	September 30, 2011				December 31, 2010
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings
Financial Institutions
Banking	$1,700,912	$1,685,275	21.3%	A+	$1,739,077	$1,740,978	23.9%	A+
Brokerage	94,147	99,298	1.3%	A–	98,351	103,902	1.4%	A–
Finance Comp.	169,258	172,719	2.2%	A	216,212	224,729	3.1%	A
Insurance	368,764	389,934	4.9%	A–	403,557	422,996	5.8%	A–
REITs	276,607	286,257	3.6%	BBB+	178,106	187,587	2.6%	BBB+
Other Finance	239,192	247,631	3.1%	A–	253,794	259,092	3.5%	A–

Total Financial Institutions	2,848,880	2,881,114	36.4%		2,889,097	2,939,284	40.3%
Industrials
Basic	364,780	394,453	5.0%	BBB	349,522	376,723	5.2%	BBB
Capital Goods	328,245	362,043	4.6%	BBB+	349,526	372,557	5.1%	BBB+
Communications	671,062	732,510	9.3%	BBB+	586,179	634,557	8.7%	BBB+
Consumer Cyclical	441,577	477,740	6.0%	BBB+	309,255	324,648	4.4%	BBB+
Consumer Noncyclical	662,423	749,420	9.5%	A–	646,383	693,785	9.5%	A–
Energy	397,719	443,579	5.6%	BBB+	383,293	414,592	5.7%	BBB+
Technology	241,418	260,122	3.3%	BBB+	228,702	238,975	3.3%	BBB+
Transportation	253,922	272,272	3.4%	BBB+	242,719	255,910	3.5%	BBB+
Other Industrial	58,542	61,285	0.8%	BBB	50,679	53,767	0.7%	BBB

Total Industrials	3,419,688	3,753,424	47.5%		3,146,258	3,365,514	46.1%
Utilities
Electric	698,200	776,132	9.8%	BBB+	612,790	642,177	8.8%	BBB+
Natural Gas	394,853	441,666	5.6%	BBB	276,402	303,679	4.2%	BBB+
Other Utility	38,202	46,042	0.6%	A	23,002	29,700	0.4%	A–

Total Utilities	1,131,255	1,263,840	16.0%		912,194	975,556	13.4%
Other Sectors	8,427	9,141	0.1%	AA	14,938	15,362	0.2%	AA+

Total	$7,408,250	$7,907,519	100.0%	A–	$6,962,487	$7,295,716	100.0%	A–

Quarterly Financial Supplement	Page 17

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Ratings of Fixed Maturity Securities

(Excludes Funds Withheld Portfolios)

		September 30, 2011			June 30, 2011			March 31, 2011			December 31, 2010			September 30, 2010
NAIC Designation	Rating Agency Designation	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA	$2,375,876	$2,459,503	15.8%	$3,261,242	$3,360,370	22.2%	$3,397,610	$3,470,262	23.9%	$3,516,872	$3,592,987	25.1%	$3,492,193	$3,633,780	25.6%
1	AA	4,351,791	5,254,456	33.8%	3,593,909	4,103,688	27.0%	3,369,423	3,765,275	25.9%	3,284,387	3,758,523	26.3%	3,155,855	3,675,615	25.9%
1	A	3,231,583	3,736,883	24.0%	3,250,321	3,587,885	23.7%	3,206,317	3,480,683	24.0%	2,896,256	3,205,431	22.4%	2,714,384	3,138,268	22.2%
2	BBB	3,187,296	3,402,993	21.9%	3,129,518	3,330,600	22.0%	2,863,853	3,041,200	20.9%	2,860,603	3,035,593	21.2%	2,778,394	3,030,667	21.4%
3	BB	444,042	423,559	2.7%	464,363	466,393	3.1%	492,097	497,056	3.4%	460,675	450,368	3.2%	471,013	440,012	3.1%
4	B	229,658	196,617	1.3%	248,242	229,591	1.5%	218,541	203,594	1.4%	239,604	191,287	1.3%	237,136	185,668	1.3%
5	CCC and lower	78,310	60,014	0.4%	65,181	49,540	0.3%	67,395	50,231	0.3%	63,859	47,493	0.3%	63,033	44,683	0.3%
6	In or near default	28,343	23,007	0.1%	28,571	25,740	0.2%	21,747	22,853	0.2%	22,766	22,915	0.2%	21,108	21,237	0.2%

	Total	$13,926,899	$15,557,032		$14,041,347	$15,153,807		$13,636,983	$14,531,154		$13,345,022	$14,304,597		$12,933,116	$14,169,930

Structured Fixed Maturity Securities

	September 30, 2011		June 30, 2011		March 31, 2011		December 31, 2010		September 30, 2010
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Residential mortgage-backed securities:
Agency	$596,072	$660,833	$637,806	$674,599	$662,505	$690,577	$636,931	$668,405	$682,621	$728,354
Non-agency	642,791	646,941	682,952	691,185	712,661	725,551	806,961	804,672	837,648	832,934

Total residential mortgage-backed securities	1,238,863	1,307,774	1,320,758	1,365,784	1,375,166	1,416,128	1,443,892	1,473,077	1,520,269	1,561,288
Commercial mortgage-backed securities	1,330,302	1,326,994	1,333,832	1,359,105	1,344,194	1,365,715	1,353,279	1,337,853	1,257,835	1,235,849
Asset-backed securities	412,468	372,957	415,637	376,920	420,028	377,573	440,752	391,209	457,047	414,515

Total	$2,981,633	$3,007,725	$3,070,227	$3,101,809	$3,139,388	$3,159,416	$3,237,923	$3,202,139	$3,235,151	$3,211,652

Quarterly Financial Supplement	Page 18

Investments

(USD thousands)

Subprime Mortgage Exposure

(Includes Funds Withheld Portfolios)

	September 30, 2011
	AAA		AA		A
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
2005 & Prior	$6,924	$6,196	$23,312	$21,468	$9,599	$8,773
2006	—	—	2,271	2,109	—	—
2007	—	—	—	—	—	—
2008 - 2011	—	—	—	—	—	—

Total	$6,924	$6,196	$25,583	$23,577	$9,599	$8,773

	BBB		Below Investment Grade		Total
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
2005 & Prior	$15,199	$13,253	$72,718	$41,815	$127,752	$91,505
2006	—	—	2,074	3,088	4,345	5,197
2007	—	—	4,602	2,643	4,602	2,643
2008 - 2011	6,893	6,748	—	—	6,893	6,748

Total	$22,092	$20,001	$79,394	$47,546	$143,592	$106,093

	December 31, 2010
	AAA		AA		A
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
2005 & Prior	$13,343	$12,079	$29,809	$27,746	$10,504	$9,573
2006	—	—	—	—	—	—
2007	—	—	—	—	—	—
2008 - 2010	—	—	—	—	—	—

Total	$13,343	$12,079	$29,809	$27,746	$10,504	$9,573

	BBB		Below Investment Grade		Total
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
2005 & Prior	$22,608	$19,213	$71,582	$41,308	$147,846	$109,919
2006	—	—	2,152	2,508	2,152	2,508
2007	—	—	5,279	3,329	5,279	3,329
2008 - 2010	—	—	—	—	—	—

Total	$22,608	$19,213	$79,013	$47,145	$155,277	$115,756

Quarterly Financial Supplement	Page 19

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

CMBS Exposure

(Includes Funds Withheld Portfolios)

	September 30, 2011
	AAA		AA		A
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
2005 & Prior	$144,277	$152,768	$105,813	$116,562	$34,150	$33,030
2006	275,552	287,943	55,990	61,997	54,778	55,814
2007	213,210	225,289	28,104	23,053	118,465	120,281
2008	9,133	9,261	54,813	64,141	7,577	8,256
2009	—	—	12,379	13,541	6,997	9,354
2010	27,939	28,206	56,262	60,540	19,475	20,737
2011	20,048	19,348	11,922	12,917	5,761	5,961

Total	$690,159	$722,815	$325,283	$352,751	$247,203	$253,433

	BBB		Below Investment Grade		Total
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
2005 & Prior	$32,416	$30,680	$52,459	$40,472	$369,115	$373,512
2006	27,841	25,093	55,134	45,747	469,295	476,594
2007	102,387	104,444	116,843	85,783	579,009	558,850
2008	—	—	24,682	17,481	96,205	99,139
2009	—	—	—	—	19,376	22,895
2010	—	—	—	—	103,676	109,483
2011	—	—	—	—	37,731	38,226

Total	$162,644	$160,217	$249,118	$189,483	$1,674,407	$1,678,699

NOTE: Totals include directly held investments with amortized cost of $1,330.3 million and fair value of $1,327.0 million as well as investments in funds withheld with amortized cost of $344.1 million and fair value of $351.7 million.

	December 31, 2010
	AAA		AA		A
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
2005 & Prior	$261,763	$282,522	$81,795	$85,675	$63,234	$63,491
2006	314,043	328,422	46,372	50,217	48,851	49,949
2007	255,589	270,731	29,493	23,512	92,910	96,790
2008	29,547	33,115	37,291	39,657	7,495	7,886
2009	8,020	7,877	3,088	3,505	6,834	9,675
2010	69,580	68,879	5,193	4,800	10,970	10,928

Total	$938,542	$991,546	$203,232	$207,366	$230,294	$238,719

	BBB		Below Investment Grade		Total
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
2005 & Prior	$67,341	$66,392	$56,882	$44,770	$531,015	$542,850
2006	32,651	31,646	56,636	39,127	498,553	499,361
2007	99,796	105,962	125,123	77,459	602,911	574,454
2008	—	—	24,085	15,234	98,418	95,892
2009	—	—	—	—	17,942	21,057
2010	—	—	—	—	85,743	84,607

Total	$199,788	$204,000	$262,726	$176,590	$1,834,582	$1,818,221

NOTE: Totals include directly held investments with amortized cost of $1,353.3 million and fair value of $1,337.9 million as well as investments in funds withheld with amortized cost of $481.3 million and fair value of $480.4 million.

Quarterly Financial Supplement	Page 20

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Gross Unrealized Losses Aging

Fixed Maturity Securities

	September 30, 2011		June 30, 2011		March 31, 2011		December 31, 2010		September 30, 2010
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$139,671	46.1%	$120,770	51.7%	$142,936	53.4%	$143,451	44.9%	$86,770	29.1%
20% or more for less than six months	49,034	16.2%	7,742	3.3%	7,229	2.7%	17,293	5.4%	45,706	15.3%
20% or more for six months or greater	105,170	34.7%	102,017	43.6%	110,349	41.2%	152,818	47.9%	160,785	53.9%

Total	$293,875	97.0%	$230,529	98.6%	$260,514	97.3%	$313,562	98.2%	$293,261	98.3%

Equity Securities

	September 30, 2011		June 30, 2011		March 31, 2011		December 31, 2010		September 30, 2010
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$4,774	1.6%	$3,019	1.3%	$5,196	1.9%	$2,953	0.9%	$2,921	1.0%
20% or more for less than six months	4,142	1.4%	223	0.1%	691	0.3%	821	0.3%	265	0.1%
20% or more for six months or greater	49	0.0%	48	0.0%	1,304	0.5%	1,795	0.6%	1,857	0.6%

Total	$8,965	3.0%	$3,290	1.4%	$7,191	2.7%	$5,569	1.8%	$5,043	1.7%

Quarterly Financial Supplement	Page 21

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Fixed Maturities and Equity Securities Below Amortized Cost

(Excludes Funds Withheld Portfolios)

	As of September 30, 2011
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate securities	$928,293	$43,765	$304,544	$70,847	$1,232,837	$114,612
Canadian and Canadian provincial governments	1,982	17	—	—	1,982	17
Residential mortgage-backed securities	117,719	3,135	57,179	10,396	174,898	13,531
Asset-backed securities	63,953	1,558	80,006	30,065	143,959	31,623
Commercial mortgage-backed securities	156,938	10,681	68,236	23,134	225,174	33,815
U.S. government and agencies	1,164	62	—	3	1,164	65
State and political subdivisions	13,811	967	12,476	1,067	26,287	2,034
Other foreign government securities	85,992	657	30,493	836	116,485	1,493

Investment grade securities	$1,369,852	$60,842	$552,934	$136,348	$1,922,786	$197,190

Non-investment grade securities:
Corporate securities	271,597	15,453	72,395	8,997	343,992	24,450
Residential mortgage-backed securities	13,809	1,149	10,824	1,265	24,633	2,414
Asset-backed securities	2,542	719	21,943	19,807	24,485	20,526
Commercial mortgage-backed securities	32,657	6,571	69,674	42,461	102,331	49,032
State and political subdivisions	3,965	263	—	—	3,965	263
Other foreign government securities	—	—	—	—	—	—

Non-investment grade securities	$324,570	$24,155	$174,836	$72,530	$499,406	$96,685

Total fixed maturity securities	$1,694,422	$84,997	$727,770	$208,878	$2,422,192	$293,875

Non-redeemable preferred stock	20,705	2,565	18,453	4,834	39,158	7,399
Other equity securities	2,184	806	6,081	760	8,265	1,566

Total Equity securities	$22,889	$3,371	$24,534	$5,594	$47,423	$8,965

Total number of securities in an unrealized loss position	606		405		1,011

	As of December 31, 2010
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate securities	$1,170,016	$34,097	$368,128	$61,945	$1,538,144	$96,042
Canadian and Canadian provincial governments	118,585	3,886	—	—	118,585	3,886
Residential mortgage-backed securities	195,406	4,986	105,601	13,607	301,007	18,593
Asset-backed securities	23,065	570	131,172	38,451	154,237	39,021
Commercial mortgage-backed securities	132,526	4,143	109,158	29,059	241,684	33,202
U.S. government and agencies	11,839	708	—	—	11,839	708
State and political subdivisions	68,229	2,890	31,426	5,227	99,655	8,117
Other foreign government securities	322,363	3,142	43,796	4,504	366,159	7,646

Investment grade securities	2,042,029	54,422	789,281	152,793	2,831,310	207,215

Non-investment grade securities:
Corporate securities	58,420	1,832	91,205	9,942	149,625	11,774
Residential mortgage-backed securities	1,162	605	38,206	7,382	39,368	7,987
Asset-backed securities	—	—	23,356	22,523	23,356	22,523
Commercial mortgage-backed securities	—	—	89,170	64,063	89,170	64,063
State and political subdivisions	—	—	—	—	—	—

Non-investment grade securities	59,582	2,437	241,937	103,910	301,519	106,347

Total fixed maturity securities	$2,101,611	$56,859	$1,031,218	$256,703	$3,132,829	$313,562

Non-redeemable preferred stock	15,987	834	28,549	4,464	44,536	5,298
Other equity securities	6,877	271	318	—	7,195	271

Total Equity securities	$22,864	$1,105	$28,867	$4,464	$51,731	$5,569

Total number of securities in an unrealized loss position	520		508		1,028

Quarterly Financial Supplement	Page 22

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010		Sept. 30, 2011	Sept. 30, 2010	Change
Fixed Maturity and Equity Securities:
Other-than-temporary impairment losses on fixed maturities	$(11,911)	$(5,582)	$(1,556)	$(16,097)	$(4,904)	$(7,007)	$(19,049)	$(15,823)	$(3,226)
Portion of loss recognized in accumulated other comprehensive income (before taxes)	3,089	292	—	(186)	26	3,063	3,381	2,231	1,150

Net other-than-temporary impairment losses on fixed maturities recognized in earnings	(8,822)	(5,290)	(1,556)	(16,283)	(4,878)	(3,944)	(15,668)	(13,592)	(2,076)
Impairment losses on equity securities	—	(3,680)	—	—	—	—	(3,680)	(32)	(3,648)
Gain on investment activity	34,840	28,207	29,376	26,124	39,371	(4,531)	92,423	74,833	17,590
Loss on investment activity	(7,182)	(6,653)	(6,914)	(6,763)	(7,773)	591	(20,749)	(21,967)	1,218

Net gain/(loss) on fixed maturity and equity securities	18,836	12,584	20,906	3,078	26,720	(7,884)	52,326	39,242	13,084
Other impairment losses and change in mortgage loan provision	(2,370)	(3,186)	576	1,506	(5,087)	2,717	(4,980)	(7,482)	2,502
Other non-derivative gain/(loss), net	5,698	4,645	4,696	4,751	4,644	1,054	15,039	8,984	6,055
Free-standing Derivatives:
Credit Default Swaps	(10,018)	988	892	4,340	3,730	(13,748)	(8,138)	446	(8,584)
Interest Rate Swaps - non-hedged	142,907	25,343	(10,730)	(79,546)	49,825	93,082	157,520	148,280	9,240
Interest Rate Swaps - hedged	258	205	126	19	239	19	589	539	50
Futures	36,217	(2,873)	(11,423)	(23,766)	(42,270)	78,487	21,921	(21,192)	43,113
CPI Swaps	(219)	503	811	438	(508)	289	1,095	524	571
Equity options	30,530	3,919	(4,568)	(2,402)	(731)	31,261	29,881	(604)	30,485
Currency Forwards	1,374	595	(855)	1,226	1,543	(169)	1,114	2,161	(1,047)

Total free-standing derivatives	201,049	28,680	(25,747)	(99,691)	11,828	189,221	203,982	130,154	73,828
Embedded Derivatives:
Modified coinsurance and funds withheld treaties	(102,574)	10,525	90,535	43,780	(38,653)	(63,921)	(1,514)	116,494	(118,008)
GMXB	(260,239)	(25,860)	32,654	121,209	(16,232)	(244,007)	(253,445)	(149,995)	(103,450)

Total embedded derivatives	(362,813)	(15,335)	123,189	164,989	(54,885)	(307,928)	(254,959)	(33,501)	(221,458)
Net gain/(loss) on total derivatives	(161,764)	13,345	97,442	65,298	(43,057)	(118,707)	(50,977)	96,653	(147,630)

Total investment related gains / (losses), net	$(139,600)	$27,388	$123,620	$74,633	$(16,780)	$(122,820)	$11,408	$137,397	$(125,989)

Quarterly Financial Supplement	Page 23